Exhibit 32.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER

I, Mark B. Hoffman, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  The quarterly report on Form 10-Q to which this statement is an exhibit fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
  The information contained in such quarterly report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Commerce One, Inc.

Date: August 9, 2004

/s/ Mark B. Hoffman
Mark B. Hoffman
Chief Executive Officer

CERTIFICATION OF
CHIEF FINANCIAL OFFICER

I, Todd Hagen, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  The quarterly report on Form 10-Q to which this statement is an exhibit fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
  The information contained in such quarterly report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Commerce One, Inc.

Date: August 9, 2004

/s/ Todd Hagen
Todd Hagen
Interim Chief Financial Officer